Exhibit 99.8


                                2,000,000 Shares

                       AMERICAN RADIO SYSTEMS CORPORATION

                 11 3/8% Cumulative Exchangeable Preferred Stock


                               PURCHASE AGREEMENT

                                                           January 27, 1997



CREDIT SUISSE FIRST BOSTON CORPORATION
ALEX. BROWN & SONS INCORPORATED
BT SECURITIES CORPORATION
MORGAN STANLEY & CO. INCORPORATED
SMITH BARNEY INC.,
    c/o Credit Suisse First Boston Corporation,
            11 Madison Avenue
               New York, N.Y. 10010

Dear Sirs:

         1. Introductory. American Radio Systems Corporation, a Delaware corporation (the "Company") proposes, subject to the terms and conditions stated herein, to issue and sell to the several initial purchasers named in Schedule A hereto (the "Purchasers") 2,000,000 shares of its 11 3/8% Cumulative Exchangeable Preferred Stock, initial liquidation preference $100 per share (the "Shares"). The Shares are exchangeable, in whole but not in part on any dividend payment date, at the option of the Company, for its 11 3/8% Subordinated Exchange Debentures Due 2009 (the "Exchange Debentures") to be issued under an indenture (the "Indenture") between the Company and Fleet National Bank, as Trustee.

         The Company has entered into a $550,000,000 Credit Agreement and a $350,000,000 Credit Agreement each, dated as of January 24, 1997, with The Bank of New York as Collateral Agent and Administrative Agent, and the Co-Syndication Agents, the Managing Agents, the Agent and the Co-Agents named therein and the lenders parties thereto (together, the "Credit Agreements"). The Purchasers and their direct and indirect transferees of the Offered Securities will be entitled to the benefits of the Registration Rights Agreement, to be dated as of January 30, 1997 (the "Registration Rights Agreement"), pursuant to which the Company has agreed, among other things, to file a registration statement (the
"Registration Statement") with the Securities and Exchange Commission (the "Commission") registering the Shares or the Exchange Preferred Stock (as defined in the Registration Rights Agreement) under the Securities Act.

         The Company hereby agrees with the several Purchasers as follows:

         2.   Representations  and  Warranties  of  the  Company.   The  Company
represents and warrants to, and agrees with, the several Purchasers that:

                  (a) A preliminary offering circular and an offering circular relating to the Shares to be offered by the Purchasers have been prepared by the Company. Such preliminary offering circular and offering circular, as supplemented as of the date of this Agreement and including the Appendices thereto, and any other document approved by the Company for use in connection with the contemplated resale of the Offered Securities are hereinafter collectively referred to as the



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         "Offering  Document".  On the  date of  this  Agreement,  the  Offering
         Document does not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The preceding sentence does not apply to statements in or omissions from the Offering Document based upon written information furnished to the Company by any Purchaser through Credit Suisse First Boston Corporation ("CSFBC") specifically for use therein, it being understood and agreed that the only such information is that described as such in Section 7(b). Except as disclosed in the Offering Document, on the date of this Agreement, the Company's Annual Report on Form 10-K most recently filed with the Commission and all subsequent reports (collectively, the "Exchange Act Reports") which have been filed by the Company with the Commission or sent to stockholders pursuant to the Securities Exchange Act of 1934 (the "Exchange Act") do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the
         circumstances  under  which  they  were  made,  not  misleading.   Such
         documents, when they were filed with the Commis sion, conformed in all material respects to the requirements of the Exchange Act and the rules and regulations of the Commission thereunder.

                  (b) The Company has been duly incorporated and is an existing corporation in good standing under the laws of the State of Delaware, with power and authority (corporate and other) to own its properties and conduct its business as described in the Offering Document; and the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification.

                  (c) Each subsidiary of the Company has been duly incorporated and is an existing corporation in good standing under the laws of the jurisdiction of its incorporation with power and authority (corporate and other) to own its properties and conduct its business as described in the Offering Document; and each subsidiary of the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification; all of the issued and outstanding capital stock of each subsidiary of the Company has been duly authorized and validly issued and is fully paid and nonassessable; and, except for the pledge pursuant to the Credit Agreements, the capital stock of each subsidiary owned by the Company, directly or through subsidiaries, is owned free from liens, encumbrances and defects.

                  (d) The Shares and all other outstanding shares of capital stock of the Company have been duly authorized; all outstanding shares of capital stock of the Company are, and, when the Shares have been delivered and paid for in accordance with this Agreement on the Closing Date (as hereinafter defined), such Shares will have been, validly issued, fully paid and nonassessable and will conform to the respective descriptions thereof contained in the Offering Document; and the stockholders of the Company have no preemptive rights with respect to the Shares; and there are no restrictions on transfers of the Shares or the Exchange Debentures except as required by (A) Rule 144A under the Securities Act or otherwise described under "Transfer Restrictions" in the Offering Document, (B) the restrictions on transfer contained in the Purchaser's Letter (as hereinafter defined) with respect to Securities (as defined therein) purchased by Institutional Accredited Investors (as hereinafter defined) and (C) the Indenture, all as described in the Offering Document under "The Offering", "Risk Factors--Factors Relating to the Securities--Lack of Trading Market for the Exchangeable Preferred Stock; Transfer Restrictions", "Description of the

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         Exchangeable    Preferred    Stock--Book--Entry     Only--Issuance--The
         Depository  Trust  Company",   "Plan  of  Distribution"  and  "Transfer
         Restrictions".

                  (e) The Indenture has been duly authorized by the Company and meets the requirements for qualification under the Trust Indenture Act of 1939 (the "Trust Indenture Act"); the Exchange Debentures have been duly authorized; when the Exchange Debentures are delivered in exchange for the Shares pursuant to the terms of the Shares, the Exchange Debentures will have been duly executed, authenticated, issued and delivered and will conform to the description thereof contained in the Offering Document, and the Indenture constitutes, and the Exchange Debentures upon delivery will constitute, valid and legally binding obligations of the Company, enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

                  (f) The Registration Rights Agreement has been duly authorized and, when executed and delivered by the Company and the other parties thereto, will constitute a valid and legally binding obligation of the Company enforceable in accordance with its terms, subject to bankruptcy, insol vency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; the Registration Rights Agreement will conform in all material respects with the description thereof contained in the Offering Document; the Exchange Preferred Stock (as defined in the Registration Rights Agreement) has been duly authorized and reserved for issuance in exchange for the Shares and when delivered in accordance with the terms of the Shares and the Registration Rights Agreement, the Exchange Preferred Stock will be validly issued, fully paid and nonassessable, and the stockholders of the Company will have no preemptive rights with respect to it.

                  (g) Except as disclosed in the Offering Document, there are no contracts, agreements or understandings between the Company and any person that would give rise to a valid claim against the Company or any Purchaser for a brokerage commission, finder's fee or other like payment in connection with the offering of the Shares.

                  (h) No consent, approval, authorization, or order of, or filing with, any governmental agency or body or any court is required for the consummation of the transactions contemplated by this Agreement, the Indenture or the Registration Rights Agreement in connection with the issu ance and sale of the Shares by the Company or the issuance and delivery of the Exchange Debentures or the Exchange Preferred Stock, except in the case of the Registration Rights
         Agreements for filing and effectiveness of the Exchange Registration Statement and/or Shelf Registration Statement (as defined therein) with the Commission.

                  (i) The execution, delivery and performance of each of the Indenture the Registration Rights Agreement, this Agreement and the Credit Agreements by the Company, the issuance and sale of the Shares and compliance with the respective terms and provisions thereof will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, any rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Company or any subsidiary of the Company or any of their properties, the Credit Agreements, or any other agreement or instrument to which the Company or any such subsidiary is a party or by which the Company or any such subsidiary is bound or has agreed to be bound or to which of the properties of the Company or any such subsidiary is subject, or the charter or by-laws of the Company or any such subsidiary, and the Company has full power and authority to authorize, issue and sell the Shares as contemplated by this Agreement

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         and to authorize,  issue and deliver the Exchange  Preferred  Stock and the Exchange Debentures as contemplated by the terms of the Shares.

                  (j) Each of the radio stations owned, operated, programmed, marketed or for which advertising time is sold by the Company, its subsidiaries and, to the Company's knowledge, each of EZ Communications, Inc. and CBC of Baltimore, Inc. and their subsidiaries (collectively, the "Acquisition Businesses") is validly licensed by the Federal Communications Commission (the "FCC") and no administrative or judicial proceedings are pending before or, to the Company's knowledge threatened by the FCC with respect to such licenses; the Company, its subsidiaries and, to the Company's knowledge, the Acquisition Businesses possess adequate certificates, authorizations or permits which are in full force and effect issued by other appropriate governmental agencies or bodies necessary to conduct the business now operated by them and have not received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit that, if determined adversely to the Company, any of its subsidiaries or the Acquisition Businesses, would individually or in the aggregate have a material adverse effect on the Company and its subsidiaries taken as a whole (including after the acquisition of the Acquisition Businesses).

                  (k) This Agreement has been duly authorized, executed and delivered by the Company.

                  (l) Except as disclosed in the Offering Document, the Company, its subsidiaries and, to the Company's knowledge, the Acquisition Businesses have good and marketable title to all real properties and all other properties and assets owned by them, in each case free from liens, encumbrances and defects that would materially affect the value thereof or materially interfere with the use made or to be made thereof by them; and except as disclosed in the Offering Document, the Company, its subsidiaries and, to the Company's knowledge, the Acquisition Businesses hold any leased real or personal property under valid and enforceable leases with no exceptions that would materially interfere with the use made or to be made thereof by them.

                  (m) No labor dispute with the employees of the Company, any subsidiary or, to the Company's knowledge, any Acquisition Businesses exists or, to the knowledge of the Company, is imminent that might have a material adverse effect on the Company and its subsidiaries taken as a whole (including after the acquisition of the Acquisition Businesses).

                  (n) The Company, its subsidiaries and, to the Company's knowledge, the Acquisition Businesses own, possess or can acquire on reasonable terms, adequate trademarks, trade names and other rights to inventions, know-how, patents, copyrights, confidential information and other intellectual property (collectively, "intellectual property rights") necessary to conduct the business now operated by them, or presently employed by them, and have not received any notice of infringement of or conflict with asserted rights of others with respect to any intellectual property rights that, if determined adversely to the Company, any of its subsidiaries or any Acquisition Business, would individually or in the aggregate have a material adverse effect on the Company and its subsidiaries taken as a whole (including after the acquisition of the Acquisition Businesses).

                  (o) Except as disclosed in the Offering Document, none of the Company, any of its subsidiaries or, to the Company's knowledge, any Acquisition Business is in violation of any statute, any rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, "environmental laws"), owns or operates any real property contaminated with any substance that is subject to any environmental laws, is liable for any off-site

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         disposal or  contamination  pursuant to any  environmental  laws, or is subject to any claim relating to any environmental laws, which violation, contamination, liability or claim would individually or in the aggregate have a material adverse effect on the Company and its subsidiaries taken as a whole (including after the acquisition of the Acquisition Businesses); and the Company is not aware of any pending investigation which might lead to such a claim.

                  (p) Except as disclosed in the Offering Document, there are no pending actions, suits or proceedings against or affecting the Company, any of its subsidiaries, or any of their respective properties or, to the Company's knowledge, the Acquisition Businesses or any of their respective properties that, if determined adversely to the Company, any of its subsidiaries or any of the Acquisition Businesses, would individually or in the aggregate have a material adverse effect on the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries (including after the acquisition of the Acquisition Businesses) taken as a whole, or would materially and adversely affect the ability of the Company to perform its obligations under the Registration Rights Agreement, the Indenture or this Agreement, or which are otherwise material in the context of the sale of the Shares (including after the acquisition of the Acquisition Businesses); and no such actions, suits or proceedings are threatened or, to the Company's knowledge, contemplated.

                  (q) The financial statements included in the Offering Document present fairly the finan cial position of the Company and its consolidated subsidiaries and the other entities named therein as of the dates shown and their results of operations and cash flows for the periods shown, and such financial statements have been prepared in conformity with the generally accepted accounting principles in the United States applied on a consistent basis; the pro forma condensed consolidated financial statements and other pro forma financial information (including the notes thereto) included in the Offering Document (A) comply as to form in all material respects with the applicable requirements of Regulation S-X promulgated under the Securities Act and (B) have been computed on the bases described therein; and the assumptions used in preparing such pro forma financial information provide a reasonable basis for presenting the significant effects directly attributable to the transactions or events described therein, the related pro forma adjustments give appropriate effect to those assumptions, and the pro forma columns therein reflect the proper application of those adjustments to the corresponding historical financial statement amounts.

                  (r) Except as disclosed in the Offering Document, since the date of the latest audited financial statements included in the Offering Document there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or other), business, properties or results of operations of the Company and its subsidi aries taken as a whole, and, except as disclosed in or contemplated by the Offering Document, there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

                  (s) The Company is not, and will not be after giving effect to the American Probable Transactions (as defined in the Offering Document), an open-end investment company, unit investment trust or face-amount certificate company that is or is required to be registered under Section 8 of the United States Investment Company Act of 1940 (the "Investment Company Act"), nor is it a closed-end investment company required to be registered, but not registered, thereunder; and the Company is not and, after giving effect to the American Probable Transactions (as so defined) and the offering and sale of the Shares and the application of the proceeds thereof as described in the Offering Document, will not be an "investment company" as defined in the Investment Company Act.


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                  (t) No  securities  of the same class  (within  the meaning of
         Rule 144A(d)(3) under the Securities Act) as the Shares or Exchange Debentures are listed on any national securities exchange registered under Section 6 of the Exchange Act or quoted in a U.S. automated inter-dealer quotation system.

                  (u)  The  offer  and  sale  of  the   Shares  in  the   manner
         contemplated by this Agreement will be exempt from the registration requirements of the Securities Act by reason of Section 4(2) thereof and Regulation S thereunder; and it is not necessary to qualify an indenture prior to the registration of the Exchange Debentures as contemplated in the Registration Rights Agreement in respect of the Exchange Debentures under the Trust Indenture Act.

                  (v) Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf (i) has, within the six-month period prior to the date hereof, offered or sold in the United States or to any U.S. person (as such terms are defined in Regulation S under the Securities Act ("Regulation S")) any Shares, any Exchange Preferred Stock, any Exchange Debentures or any security of the same class or series as any of the foregoing, any instruments representing interests therein or any depositary shares representing the right to receive any such securities, or (ii) has offered or will offer or sell the Shares or Exchange Debentures (A) in the United States by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act or (B) with respect to any such securities sold in reliance on Rule 903 of Regulation S, by means of any directed selling efforts within the meaning of Rule 902(b) of Regulation S. The Company, its affiliates and any person acting on its or their behalf have complied and will comply with the offering restrictions requirement of Regulation S. The Company has not entered and will not enter into any contractual arrangement with respect to the distribution of the Shares or Exchange Debentures except for this Agreement and the Registration Rights Agreement.

                  (w) The Company is subject to Section 13 or 15(d) of the Exchange Act.

         3. Purchase, Sale and Delivery of Shares. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees to sell to the Purchasers, and the Purchasers agree, severally and not jointly, to purchase from the Company, at a purchase price of $96.50 per share plus accumulated dividends, if any, from January 30, 1997, the respective numbers of Shares set forth opposite the names of the several Purchasers in Schedule A hereto.

         The Company will deliver against payment of the purchase price the Shares in the form of one or more permanent global securities in definitive form (the "Global Securities") and registered in the name of Cede & Co., as nominee for The Depository Trust Company ("DTC"). Interests in any permanent Global Securities will be held only in book-entry form through DTC, except in the limited circumstances described in the Offering Document. Payment for the Shares shall be made by the Purchasers in Federal (same day) funds by official check or checks or wire transfer to an account previously designated to CSFBC by the Company at a bank acceptable to CSFBC drawn to the order of the Company at the office of Sullivan & Cromwell, 125 Broad Street, New York, New York at 9:30 A.M. (New York time), on January 30, 1997, or at such other time not later than seven full business days thereafter as CSFBC and the Company determine, such time being herein referred to as the "Closing Date", against delivery to Harris Trust Company ("Harris") as custodian for DTC of the Global Securities representing all of the Shares. The Global Securities will be made available for checking at the New York office of Harris at least 24 hours prior to the Closing Date.


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         Notwithstanding   the  foregoing,   any  Shares  sold  in  reliance  on
Regulation S or sold to Institutional Accredited Investors pursuant to Section 4(c) shall be issued in definitive, fully registered form and shall bear the legend relating thereto set forth under "Transfer Restrictions" in the Offering Document, but shall be paid for in the same manner as any Shares to be purchased by the Purchasers hereunder and to be offered and sold by them in reliance on Rule 144A under the Securities Act.

         4.  Representations  by  Purchasers;  Resale  by  Purchasers.  (a) Each
Purchaser severally represents and warrants to the Company that it is an "accredited investor" within the meaning of Regulation D under the Securities Act.

                  (b) Each Purchaser severally acknowledges that neither the Shares nor the Exchange Debentures (collectively, the "Restricted Securities") have been registered under the Securities Act and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except in accordance with Regulation S or pursuant to an exemption from the registration requirements of the Securities Act. Each Purchaser severally represents and agrees that it has offered and sold the Restricted Securities, and will offer and sell the Restricted Securities (i) as part of its distribution at any time and (ii) otherwise until 40 days after the later of the commencement of the offering and the Closing Date, only in accordance with Rule 903 or Rule 144A under the Securities Act ("Rule 144A") or in the case of CSFBC or any other Purchaser authorized by CSFBC to a limited number of Institutional Accredited Investors in accordance with subsection (c). Accordingly, neither such Purchaser nor its affiliates, nor any persons acting on its or their behalf, have engaged or will engage in any directed selling efforts with respect to the Restricted Securities, and such Purchaser, its affiliates and all persons acting on its or their behalf have complied and will comply with the offering restrictions requirement of Regulation S. Each Purchaser severally agrees that, at or prior to confirmation of sale of the Restricted Securities, other than a sale pursuant to Rule 144A or a sale to an Institutional Accredited Investor in accordance with subsection (c), such Purchaser will have sent to each distributor, dealer or person receiving a selling concession, fee or other remuneration that purchases the Shares from it during the restricted period a confirmation or notice to substantially the following effect:

                  "The Securities covered hereby have not been registered under the U.S. Securi ties Act of 1933 (the "Securities Act") and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of their distribution at any time or (ii) otherwise until 40 days after the date of the commencement of the offering and the closing date, except in either case in accordance with Regulation S (or Rule 144A if available) under the Securities Act. Terms used above have the meanings given to them by Regulation S."

         Terms used in this subsection (b) have the meanings given to them by Regulation S.

                  (c) CSFBC and any other Purchaser authorized by CSFBC may offer and sell Shares in definitive, fully registered form to a limited number of institutions, each of which is reasonably believed by the applicable Purchaser to be an "accredited investor" within the meaning of Rule 501(a)(1), (2) or (3) under the Securities Act or an entity in which all of the equity owners are accredited investors within the meaning of Rule 501(a)(1), (2) or (3) under the Securities Act (each, an "Institutional Accredited Investor"); provided that each such Institutional Accredited Investor executes and delivers to such Purchaser and the Company, prior to the consummation of any sale of Shares to such Institutional Accredited Investor, a Purchaser's Letter in substantially the form attached hereto as Schedule E (a "Purchaser's Letter").

                  (d) Each Purchaser severally agrees that it and each of its affiliates has not entered and will not enter into any contractual arrangement with respect to the distribution of the Restricted Securities except for any such arrangements with the other Purchasers or affiliates of the other Purchasers, or with the prior written consent of the Company.

                  (e) Each Purchaser severally agrees that it and each of its affiliates will not offer or sell the Restricted Securities in the United States by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act, including, but not limited to (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or (ii) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising. Each Purchaser severally agrees, with respect to resales by it of Shares purchased from the Company made in reliance on Rule 144A, other than through the National Association of Securities Dealers ("NASD"), the Private Offerings, Resale and Trading through Automated Linkages ("PORTAL") market, to deliver either with the confirmation of such resale or otherwise prior to settlement of such resale a notice to the effect that the resale of such Shares has been made in reliance upon the exemption from the registration requirements of the Securities Act provided by Rule 144A.

                  (f) Each of the Purchasers severally represents and agrees that (i) it has not offered or sold, and prior to the date six months after the date of issue of the Restricted Securities will not offer or sell, any Restricted Securities to persons in the United Kingdom except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their businesses or otherwise in circumstances which have not resulted and will not result in an offer to the public in the United Kingdom within the meaning of the Public Offers of Securities Regulations 1995, (ii) it has complied and will comply with all applicable provisions of the Financial Services Act 1986 with respect to anything done by it in relation to the Restricted Securities in, from or otherwise involving the United Kingdom, and (iii) it has only issued or passed on and will only issue or pass on in the United Kingdom any document received by it in connection with the issue of the Restricted Securities to a person who is of a kind described in Article 11(3) of the Financial Services Act 1986 (Investment Advertisements) (Exemptions) Order 1996 or is a person to whom the document may otherwise lawfully be issued or passed on.

         5. Certain Agreements of the Company. The Company agrees with the several Purchasers that:

                  (a) The Company will advise CSFBC promptly of any proposal to amend or supplement the Offering Document and will not effect such amendment or supplementation without CSFBC's consent. If, at any time prior to the completion of the resale of the Shares by the Purchasers, any event occurs as a result of which the Offering Document as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, the Company promptly will notify CSFBC of such event and promptly will prepare, at its own expense, an amendment or supplement which will correct such statement or omission. Neither CSFBC's consent to, nor the Purchasers' delivery to offerees or investors of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 6.

                  (b) The Company will furnish to CSFBC copies of any preliminary offering circular, the Offering Document and all amendments and supplements to such documents, in each case as soon as available and in such quantities as CSFBC requests, and the Company will furnish to CSFBC on the date hereof five copies of the Offering Document signed by a duly authorized officer of the

         Company, one of which will include the independent accountants' reports therein manually signed by such independent accountants. At any time when the Company is not subject to Section 13 or 15(d) of the Exchange Act, the Company will promptly furnish or cause to be furnished to CSFBC (and, upon request, to each of the other Purchasers) and, upon request of holders and prospective purchasers of the Shares and the Exchange Debentures to such holders and purchasers, copies of the information required to be delivered to holders and prospective purchasers of such securities pursuant to Rule 144A(d)(4) under the Securities Act (or any successor provision thereto) in order to permit compliance with Rule 144A in connection with resales by such holders of such securities. The Company will pay the expenses of printing and distributing to the Purchasers (and such holders and prospective purchasers) all such documents.

                  (c) The Company will arrange for the qualification of the Shares for sale and the determination of their eligibility for investment under the laws of such jurisdictions in the United States and Canada as CSFBC designates and will continue such qualifications in effect so long as required for the resale of the Shares by the Purchasers, provided that the Company will not be required to qualify as a foreign corporation or to file a general consent to service of process in any such state or subject itself to taxation generally in any jurisdiction.

                  (d) During the period of five years hereafter, the Company will furnish to CSFBC and, upon request, to each of the other Purchasers, as soon as practicable after the end of each fiscal year, a copy of its annual report to stockholders for such year; and the Company will furnish to CSFBC and, upon request, to each of the other Purchasers (i) as soon as available, a copy of each report and any definitive proxy statement of the Company filed with the Commission under the Exchange Act or mailed to stockholders; and (ii) from time to time, such other information concerning the Company as CSFBC may reasonably request.

                  (e) During the period (the "Restriction Period") from the date hereof until the earlier of three years after the Closing Date or the date on which all the Restricted Securities held by persons that are not affiliates of the Company may be sold without registration pursuant to Rule 144(k), the Company will, upon request, furnish to CSFBC, each of the other Purchasers and any holder of Restricted Securities a copy of the restrictions on transfer applicable to the Restricted Securities.

                  (f) During the Restriction Period, the Company will not, and will not permit any of its affiliates (as defined in Rule 144 under the Securities Act) to, resell any of the Restricted Securities that have been reacquired by any of them except pursuant to an effective Registration Statement under the Securities Act.

                  (g) During the Restriction Period, the Company will not be or become, an open-end investment company, unit investment trust or face-amount certificate company that is or is required to be registered under Section 8 of the Investment Company Act, and is not, and will not be or become, a closed-end investment company required to be registered, but not registered, under the Investment Company Act.

                  (h) The Company will pay all expenses incidental to the performance of its obligations under this Agreement, the Indenture and the Registration Rights Agreement, including (i) the fees and expenses of the Trustee, the registrar, transfer agent of the Shares, any custodian and their professional advisers; (ii) all expenses in connection with the execution, issue, authentication, packaging and initial delivery of the Shares, the Exchange Debentures and the Exchange Preferred Stock, the preparation and printing of this Agreement, the Shares, the Indenture, the Registration Rights
         Agreement, the Offering Document and amendments and supplements thereto, and any other document relating to the issuance, offer, sale and delivery of the Shares, the Exchange Preferred Stock and the Exchange Debentures;
         (iii) the cost of qualifying the Shares for trading in the PORTAL market and any expenses incidental thereto; and (iv) the cost of any advertising approved by the Company in connection with the issue of the Shares. The Company will also pay or reimburse the Purchasers (to the extent incurred by them) for any expenses (including fees and disbursements of counsel) incurred in connection with qualification of the Shares, the Exchange Debentures and the Exchange Preferred Stock for sale under the laws of such jurisdictions in the United States and Canada as CSFBC designates and the printing of memoranda relating thereto, for any fees charged by investment rating agencies for the rating of the Restricted Securities, for any travel expenses of the Company's officers and employees and any other expenses of the Company in connection with attending or hosting meetings with prospective purchasers of the Shares and for expenses incurred in distributing preliminary offering circulars and the Offering Document (including any amendments and supplements thereto) to the Purchasers.

                  (i) In connection with the offering, until CSFBC shall have notified the Company and the other Purchasers of the completion of the resale of the Shares, neither the Company nor any of its affiliates has or will, either alone or with one or more other persons, bid for or purchase for any account in which it or any of its affiliates has a beneficial interest any, Shares or Exchange Debentures or any securities of the same class as any of the foregoing (collectively, "Subject Securities") or attempt to induce any person to purchase any Subject Securities; and neither it nor any of its affiliates will make bids or purchases for the purpose of creating actual, or apparent, active trading in, or of raising the price of, any Subject Securities.

                  (j) For a period of 90 days after the date of the initial offering of the Shares by the Purchasers, the Company will not offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, or file with the Commission a registration statement under the Securities Act (other than as contemplated by the Registration Rights Agreement) relating to (a) any exchangeable nonconvertible preferred stock or any other securities of the Company which are substantially similar to any of the Restricted Securities, or (b) any other securities convertible into or exchange able or exercisable for exchangeable nonconvertible preferred stock or substantially similar securities of the Company, or publicly disclose the intention to make any such offer, sale, pledge or disposal, without the prior written consent of CSFBC, except for any such offer, sale, contract to sell, pledge or other disposition of (i) any of the Restricted Securities,
         (ii) securities issued or delivered upon conversion, exchange or exercise of any other securities of the Company outstanding on the date hereof, (iii) securities issued in connection with mergers, acquisitions or similar transactions or (iv) the Exchange Preferred Stock. The Company will not at any time offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, any securities under circumstances where such offer, sale, pledge, contract or disposition would cause the exemption afforded by Section 4(2) of the Securities Act or the safe harbor of Regulation S there under to cease to be applicable to the offer and sale of the Restricted Securities.

         6. Conditions of the Obligations of the Purchasers. The obligations of the several Purchasers to purchase and pay for the Shares on the Closing Date will be subject to the accuracy of the representations and warranties on the part of the Company herein, to the accuracy of the statements of officers of the Company made pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions precedent:

                  (a) The Purchasers shall have received a letter, dated the date of this Agreement, of Deloitte & Touche LLP confirming that they are independent public accountants under rule 101 of the American Institute of Certified Public Accountants Code of Professional Conduct, and its interpretation and rulings and to the effect set forth in Schedule B-1 hereto.

                  (b) The Purchasers shall have received letters, dated the date of delivery thereof (which shall be on or prior to the date of this Agreement), of Ernst & Young LLP, Miller, Kaplan, Arase & Co. and Price Waterhouse LLP, confirming that they are independent public accountants under rule 101 of the American Institute of Certified Public Accountants Code of Professional Conduct and its interpretation and rulings and to the effect set forth in Schedule B-2 hereto.

                  (c) Subsequent to the execution and delivery of this Agreement, there shall not have occurred (i) any change, or any development or event involving a prospective change, in the condition (financial or other), business, properties or results of operations of the Company or its subsidiaries which, in the judgment of a majority in interest of the Purchasers including CSFBC, is material and adverse and makes it impractical or inadvisable to proceed with completion of the offering or the sale of and payment for the Shares; (ii) any downgrading in the rating of any debt securities or preferred stock of the Company by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Securities Act), or any public announcement that any such organization has under surveillance or review its rating of any debt securities of the Company (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating); (iii) any suspension or limitation of trading in securities generally on the New York Stock Exchange, or any setting of minimum prices for trading on such exchange or on the Nasdaq National Market, or any suspension of trading of any securities of the Company on any exchange or in the over-the-counter market; (iv) any banking moratorium declared by U.S. Federal or New York authorities; or (v) any outbreak or escalation of major hostilities in which the United States is involved, any declaration of war by Congress or any other substantial national or international calamity or emergency if, in the judgment of a majority in interest of the Purchasers including CSFBC, the effect of any such outbreak, escalation, declaration, calamity or emergency makes it impractical or inadvisable to proceed with completion of the offering or sale of and payment for the Shares.

                  (d) The Purchasers shall have received an opinion, dated the Closing Date, of Sullivan & Worcester, counsel for the Company, to the effect set forth in Schedule C hereto.

                  (e) The Purchasers shall have received an opinion, dated the Closing Date, of Dow, Lohnes & Albertson, FCC counsel for the Company, to the effect set forth in Schedule D hereto.

                  (f) The Purchasers shall have received from Sullivan & Cromwell, counsel for the Purchasers, such opinion or opinions, dated the Closing Date, with respect to the incorporation of the Company, the validity of the Shares, the Offering Document, the exemption from registra tion for the offer and sale of the Shares by the Company to the several Purchasers and the resales by the several Purchasers as contemplated hereby and other related matters as CSFBC may require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

                  (g) The Purchasers shall have received a certificate, dated the Closing Date, of the Chief Executive Officer of the Company and the Chief Financial Officer of the Company in which such officers, to the best of their knowledge after reasonable investigation, shall state that the represen tations and warranties of the Company in this Agreement are true and correct, that the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date, and that, subsequent to the date of the most recent financial statements in the Offering Document there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries taken as a whole except as set forth in or contemplated by the Offering Document or as described in such certificate.

                  (h) The Purchasers shall have received a letter, dated the Closing Date, of each of Deloitte & Touche LLP and Ernst and Young LLP which meets the requirements of subsections (a) and (b), respectively of this Section, except that the specified date referred to in such subsection will be a date not more than five days prior to such Closing Date for the purposes of this subsection.

                  (i) On the Closing Date, the Registration Rights Agreement, in form and substance reasonably satisfactory to the Purchasers, shall have been duly executed and delivered by the Company and in full force and effect.

The Company will furnish the Purchasers with such conformed copies of such opinions, certificates, letters and documents as the Purchasers reasonably request. CSFBC may in its sole discretion waive on behalf of the Purchasers compliance with any conditions to the obligations of the Purchasers hereunder.

         7. Indemnification and Contribution. (a) The Company will indemnify and hold harmless each Purchaser against any losses, claims, damages or liabilities, joint or several, to which such Purchaser may become subject, under the Securities Act or the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Offering Document, or any amendment or supplement thereto, or any related preliminary offering circular or the Exchange Act Reports, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and will reimburse each Purchaser for any legal or other expenses reasonably incurred by such Purchaser in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Company by any Purchaser through CSFBC specifically for use therein, it being understood and agreed that the only such information consists of the information described as such in subsection (b) below.

                  (b) Each Purchaser will severally and not jointly indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the Securities Act or the Exchange Act or otherwise, insofar as such losses, claims, damages or lia bilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Offering Document, or any amendment or supplement thereto, or any related preliminary offering circular, or arise out of or are based upon the omission or the alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Purchaser through CSFBC specifically for use therein, and will reimburse any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred, it being understood and agreed that the only such information furnished by any Purchaser consists of the following information in the Offering Document furnished on behalf of each
Purchaser:  the last  paragraph at the bottom of the cover page  concerning  the terms of the offering by the Purchasers, the legends concerning (x) over-allotments and stabilizing and (y) and transactions by affiliated persons on the bottom of page (ii) and the material relationship disclosure appearing in the eighth paragraph under the caption "Plan of Distribution".

                  (c) Promptly after receipt by an indemnified  party under this
Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under subsection (a) or (b) above, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under subsection (a) or (b) above. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemni fied party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action.

                  (d) If the indemnification provided for in this Section is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or (b) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Purchasers on the other from the offering of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Purchasers on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Purchasers on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total discounts and commissions received by the Purchasers from the Company under this Agreement. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Purchasers and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (d). Notwithstanding the provisions of this subsection (d), no Purchaser shall be required to contribute any amount in excess of the amount by which the total price at which the Shares purchased by it were resold exceeds the amount of any damages which such Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. The Purchasers' obligations in this subsection (d) to contribute are several in proportion to their respective purchase obligations and not joint.

                  (e) The obligations of the Company under this Section shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Purchaser within the meaning of the Securities Act or the Exchange Act; and the obligations of the Purchasers under this Section shall be in addition to any liability which the respective Purchasers may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act.

         8. Default of Purchasers. If any Purchaser or Purchasers default in their obligations to purchase Shares hereunder on the Closing Date and the aggregate number of Shares that such defaulting Purchaser or Purchasers agreed but failed to purchase does not exceed 10% of the total number of Shares that the Purchasers are obligated to purchase on the Closing Date, CSFBC may make arrangements satisfactory to the Company for the purchase of such Shares by other persons, including any of the Purchasers, but if no such arrangements are made by the Closing Date, the non-defaulting Purchasers shall be obligated severally, in proportion to their respective commitments hereunder, to purchase the Shares that such defaulting Purchasers agreed but failed to purchase on the Closing Date. If any Purchaser or Purchasers so default and the aggregate number of Shares with respect to which such default or defaults occur exceeds 10% of the total number of Shares that the Purchasers are obligated to purchase on the Closing Date and arrangements satisfactory to CSFBC and the Company for the purchase of such Shares by other persons are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Purchaser or the Company, except as provided in Section 9. As used in this Agreement, the term "Purchaser" includes any person substituted for a Purchaser under this Section. Nothing herein will relieve a defaulting Purchaser from liability for its default.

         9. Survival of Certain Representations and Obligations. The respective indemnities, agreements, representations, warranties and other statements of the Company or its officers and of the several Purchasers set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of any Purchaser, the Company or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the Shares. If this Agreement is terminated pursuant to Section 8 or if for any reason the purchase of the Shares by the Purchasers is not consummated, the Company shall remain responsible for the expenses to be paid or reimbursed by it pursuant to Section 5 and the respective obligations of the Company and the Purchasers pursuant to Section 7 shall remain in effect. If the purchase of the Shares by the Purchasers is not consummated for any reason other than solely because of the termination of this Agreement pursuant to Section 8 or the occurrence of any event specified in clause (iii), (iv) or (v) of Section 6(b), the Company will reimburse the Purchasers for all out-of-pocket expenses (including fees and disbursements of counsel) reasonably incurred by them in connection with the offering of the Shares.

         10. Notices. All communications hereunder will be in writing and, if sent to the Purchasers will be mailed, delivered or telegraphed and confirmed to the Purchasers, c/o Credit Suisse First Boston Corporation, 11 Madison Avenue, New York, N.Y. 10010, Attention: Investment Banking Department--Transactions Advisory Group, or, if sent to the Company, will be mailed, delivered or telegraphed and confirmed to it at 116 Huntington Avenue, Boston, MA 02116,
Attention: Steven B. Dodge; provided, however, that any notice to a Purchaser pursuant to Section 7 will be mailed, delivered or telegraphed and confirmed to such Purchaser.

         11. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the controlling persons referred to in Section 7, and no other person will have any right or obligation hereunder, except that holders and prospective purchasers of Shares and Exchange Debentures shall be entitled to enforce the agreements for their benefit contained in the second and third sentences of Section 5(b) hereof against the Company as if such holders were parties hereto.

         12. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

         13. Applicable Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York without regard to principles of conflicts of laws.

         The Company hereby submits to the non-exclusive jurisdiction of the Federal and state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

         If the foregoing is in accordance with the Purchasers' understanding of our agreement, kindly sign and return to us one of the counterparts hereof, whereupon it will become a binding agreement between the Company and the several Purchasers in accordance with its terms.

                                            Very truly yours,

                                            AMERICAN RADIO SYSTEMS CORPORATION


                                            By
                                                Name:
                                                Title:

The foregoing Purchase Agreement is hereby confirmed and accepted as of the date first above written.

CREDIT SUISSE FIRST BOSTON CORPORATION
ALEX. BROWN & SONS INCORPORATED
BT SECURITIES CORPORATION
MORGAN STANLEY & CO. INCORPORATED
SMITH BARNEY INC.,




By CREDIT SUISSE FIRST BOSTON CORPORATION


         By
             Name:
             Title:

                                   SCHEDULE A




                                                                Number of
Purchaser                                                        Shares
---------                                                        ------
Credit Suisse First Boston Corporation..............           1,200,000
Alex. Brown & Sons Incorporated.....................             200,000
BT Securities Corporation...........................             200,000
Morgan Stanley & Co. Incorporated...................             200,000
Smith Barney Inc....................................             200,000
                           Total....................           2,000,000
                                                               =========

                                  SCHEDULE B-1

                    Letter of Independent Public Accountants
                           Referred to in Section 6(a)


                  (i) they have performed the procedures specified by the American Institute of Certified Public Accountants for a review of interim financial information as described in Statement of Auditing Standards No. 71, Interim Financial Information, on the unaudited financial statements included in the Offering Document;

                  (ii) on the basis of the review referred to in clause (ii) above, a reading of the latest available interim financial statements of the Company, inquiries of officials of the Company who have responsibility for financial and accounting matters and other specified procedures, nothing came to their attention that caused them to believe that:

                           (A) the summary combined financial information included in the Offering Document for each of the five years ended December 31, 1995 do not agree with, or were not properly derived from, the amounts set forth in each of the constituent companies' selected financial data included in the Offering Document for those same periods;

                           (B) the selected financial data included in the Offering Document for each of the five years ended December 31, 1995 do not agree with, or were not properly derived from, the amounts set forth in the audited financial statements of the Company; Atlantic Radio, L.P.; Multi Market Communications, Inc.; SBS Holding, Inc.; and Boston AM Radio Corporation for those same periods or were not determined on a basis substantially consistent with that of the corresponding amounts in the audited financial statements included in the Offering Document;

                           (C) at the date of the latest available balance sheet
                  read by such accountants, or at a subsequent specified date not more than five days prior to the date of this Agreement, there was any change in the capital stock or any increase in short-term debt or long-term debt of the Company and its consoli dated subsidiaries or, at the date of the latest available balance sheet read by such accountants, there was any decrease in consolidated net current assets or net assets, as compared with amounts shown on the latest balance sheet included in the Offering Document;

                           (D) for  the  period  from  the  closing  date of the
                  latest statement of operations included in the Offering Document to the closing date of the latest available statement of operations read by such accountants there were any decreases, as compared with the corresponding period of the previous year and with the period of corresponding length ended the date of the latest statement of operations included in the Offering Document, in consolidated net revenues, station operating income (defined as net revenues less operating expenses, excluding depreciation, amortization and corporate expenses) or in other income and expense, net, or in the total amounts of consolidated income in the ratio of earnings to fixed charges and preferred stock dividend; or

                           (E) the pro forma  adjustments have not been properly
                  applied to the historical amounts in the compilation of the pro forma financial data set forth in the Offering Document;

                  except in all cases set forth in clauses (C) and (D) above for changes, increases or decreases which the Offering Document discloses have occurred or may occur or which are described in such letter; and

                  (iii)  they  have  compared   specified   dollar  amounts  (or
         percentages derived from such dollar amounts) and other financial information contained in the Offering Document (in each case to the extent that such dollar amounts, percentages and other financial information are derived from the general accounting records of the Company, its subsidiaries and certain other entities whose financial statements are included in the Offering Document subject to the internal controls of the Company's or such entity's accounting system or are derived directly from such records by analysis or computation) with the results obtained from inquiries, a reading of such general accounting records and other procedures specified in such letter and have found such dollar amounts, percentages and other financial information to be in agreement with such results, except as otherwise specified in such letter.

                                  SCHEDULE B-2

                    Letter of Independent Public Accountants
                           Referred to in Section 6(b)

                  (i) they have performed the procedures specified by the American Institute of Certified Public Accountants for a review of interim financial information as described in Statement of Auditing Standards No. 71, Interim Financial Information, on the unaudited financial statements included or incorporated by reference in the Offering Document; and

                  (ii) if applicable, they have compared specified dollar amounts (or percentages derived from such dollar amounts) and other financial information contained or incorporated by reference in the Offering Document (in each case to the extent that such dollar amounts, percentages and other financial information are derived from the general accounting records of the entity whose financial statements they have audited subject to the internal controls of such entity's accounting system or are derived directly from such records by analysis or computation) with the results obtained from inquiries, a reading of such general accounting records and other procedures specified in such letter and have found such dollar amounts, percentages and other financial information to be in agreement with such results, except as otherwise specified in such letter.

                                   SCHEDULE C

                       Opinion of Counsel for the Company
                           Referred to in Section 6(d)


                  (i) Each of the Company and its Organized Subsidiaries has been duly incorporated and is an existing corporation in good standing under the laws of the jurisdiction of its incorporation, with corporate power and authority to own its properties and conduct its business as described in the Offering Document; and is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to be so qualified would not individually have a material adverse effect on the Company or such Organized Subsidiary;

                  (ii) The Shares, the Exchange Preferred Stock (when issued in accordance with the terms of the Registration Rights Agreement) and all other outstanding shares of capital stock of the Company have been duly authorized and are, or in the case of the Exchange Preferred Stock, will be, validly issued, are fully paid and nonassessable and conform and will, in the case of the Exchange Preferred Stock, conform to the respective descriptions thereof contained in the Offering Document; the Exchange Preferred Stock has been reserved for issuance; and the stockholders of the Company have no preemptive or other rights with respect to the any of such shares;

                  (iii) The Registration Rights Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and legally binding obligation of the Company enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles and conforms in all material respects to the description thereof in the Offering Document; except that such counsel need not express any opinion concerning the validity or enforceability of Section 7 thereof;

                  (iv) Each of the Credit Agreements has been duly authorized, executed and delivered by the Company, has become effective and constitutes a valid and legally binding obligation of the Company, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws of general applicability relating to or affecting creditors' rights and to general equity principles;

                  (v) The Indenture has been duly authorized, executed and delivered by the Company; the Exchange Debentures have been duly authorized by the Company; the Indenture constitutes and, when the Exchange Debentures have been duly executed, authenticated, issued and delivered in exchange for the Shares or the Exchange Preferred Stock pursuant to the terms of the Certificate of Designation of either the Shares or the Exchangeable Preferred Stock, the Exchange Debentures will constitute, valid and legally binding obligations of the Company enforceable in accordance with their respective terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; the Indenture conforms and the Exchange Debentures will conform to the descriptions thereof contained in the Offering Document;

                  (vi) No consent, approval, authorization or order of, or filing with, any govern mental agency or body or any court is required for the consummation of the transactions contemplated by this Agreement, the Indenture or the Registration Rights Agreement (except with respect to the filing with the Commission and the effectiveness of the registration statements contemplated therein and with respect to any applicable Blue Sky or State securities law filings) in connection with the issuance or sale of the Shares by the Company or the issuance and delivery of the Exchange Preferred Stock or the Exchange Debentures, except that such counsel need not express any opinion as to such as may be required by the Communications Act of 1934, as amended (the "Communications Act") and the rules, and regulations and orders of the FCC promulgated thereunder;

                  (vii) The execution,  delivery and  performance by the Company of the Indenture, the Registration Rights Agreement and, this Agreement, the issuance and sale of the Shares and compliance with the respective terms and provisions thereof will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, any rule, regulation or order of any governmental agency or body or any court having jurisdiction over the Company or any subsidiary of the Company or any of their properties, or, to such counsel's knowledge, any agreement or instrument to which the Company or any such subsidiary is a party or by which the Company or any such subsidiary is bound including, but not limited to, the Credit Agreements, or to which any of the properties of the Company or any such subsidiary is subject, or the charter or by-laws of the Company or any such subsidiary, except that such counsel need not express any opinion with respect to the Communications Act, or the rules, regulations and orders of the FCC promulgated thereunder, and the Company has full power and authority to authorize, issue and sell the Shares and the Exchange Preferred Stock as contemplated by this Agreement and the Registration Rights Agreement and to authorize issue and deliver the Exchange Debentures as contemplated by the terms of the Shares and the Exchange Preferred Stock;

                  (viii) Such counsel have no reason to believe that the Offering Document, or any amendment or supplement thereto, as of the date hereof and as of the Closing Date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein in the light of the circumstances under which they were made not misleading; the descriptions in the Offering Document of statutes, legal and governmental proceedings and contracts and other documents are accurate in all material respects and fairly present the information required to be shown; it being understood that such counsel need express no opinion as to the financial statements or other financial data contained in the Offering Document;

                  (ix) This Agreement has been duly authorized, executed and delivered by the Company; and

                  (x) It is not necessary in connection with (i) the offer, sale and delivery of the Shares by the Company to the several Purchasers pursuant to this Agreement or (ii) the resales of the Shares by the several Purchasers in the manner contemplated by this Agreement, to register the Shares or Exchange Debentures under the Securities Act or to qualify an indenture in respect of the Exchange Debentures under the Trust Indenture Act.

                                   SCHEDULE D

                     Opinion of FCC Counsel for the Company
                           Referred to in Section 6(e)


         (i) No consent, approval, authorization, order or waiver of filing (other than information filings) with the FCC is required under the Communications Act of 1934, as amended, and the published rules, regulations and policies of the FCC (the "Communications Act") to be obtained or made by the Company or any subsidiary of the Company for the issuance and sale of the Shares by the Company or the issuance and delivery of the Exchange Preferred Stock or the Exchange Debentures, and the compliance with the terms and provisions thereof, the offering thereof by the Purchasers, and the execution, delivery and performance of the Indenture, the Registration Rights Agreement and this Agreement;

         (ii) The execution, delivery and performance by the Company of the Indenture, the Registration Rights Agreement, and this Agreement and the issuance and sale of the Shares and the issuance and delivery of the Exchange Debentures and the Exchange Preferred Stock, and the compliance with the respective terms and provisions thereof, and the offering thereof by the Purchasers, do not violate any of the terms or provisions of (i) the Communications Act or (ii) those radio broadcast licenses that are held by the Company or any subsidiary of the Company;

         (iii) The Offering Document as of the date of the Offering Document and as of the Closing Date, with respect to statements of federal broadcast communications law or legal conclusions solely with respect to federal broadcast communications law did not contain any untrue statement of a material fact or omitted to state any material fact necessary in order to make such statements or conclusions, in light of the circumstances under which they were made, not misleading;

         (iv) The statements set forth under "Risk Factors - Factors Relating to American and its Business - Regulatory Matters" and "Business - Federal Regulation of Radio Broadcasting" in the Offering Document, insofar as they are, or refer to, statements of federal broadcast communications law, or legal conclusions with respect to federal broadcast communications law, have been reviewed by us and, taken together, present the information required to make such statements of federal law or legal conclusions, in light of the circumstances in which they were made, accurate in all material respects;

         (v) The licensee for each of the radio broadcast stations identified in the Offering Document as (a) radio broadcast stations either (i) owned or (ii) operated, programmed and marketed by the Company or a subsidiary of the Company, or (b) radio broadcast stations for which advertising time is sold by the Company or a subsidiary of the Company, holds a currently effective radio broadcast license issued by the FCC for such radio broadcast station; and

         (vi) Except as may be described in the Offering Document, to our knowledge (a) there is no administrative proceeding pending before the FCC against the radio broadcast stations described in the Offering Document as being licensed to the Company or a subsidiary of the Company or any of the Acquisition Businesses which, if determined adversely, could reasonably be expected to have a material adverse effect upon any of the Company's or any of the Acquisition Businesses' radio broadcast stations, and (b) the radio broadcast licenses issued by the FCC for such radio broadcast stations are in full force and effect in that, except as may be described in the Offering Document, they are held by a subsidiary of the Company or of one of the Acquisition Businesses, as the case may be, are currently effective and are not subject to any special conditions (other than those conditions of a type customarily imposed under the general rules, regulations and policies of the FCC) that would materially and adversely affect the operation of such radio broadcast stations as currently operated.

                                   SCHEDULE E

                         Form of Letter to be Delivered
                     for Institutional Accredited Investors


American Radio Systems Corporation
116 Huntington Avenue
Boston, Massachusetts 02116

Credit Suisse First Boston Corporation
Alex. Brown & Sons Incorporated
BT Securities Corporation
Morgan Stanley & Co. Incorporated
Smith Barney Inc.,
c/o Credit Suisse First Boston Corporation
11 Madison Avenue
New York, N.Y. 10010

Dear Sirs,

         We are delivering this letter in connection with an offering of % Exchangeable Preferred Stock (such securities, together with the related securities exchangeable therefor, the "Securities"), of American Radio Systems Corporation, a Delaware corporation (the "Company") all as described in the Confidential Offering Circular (the "Offering Circular") relating to the offering.

         We hereby confirm that:

                  (i) we are an "accredited investor" within the meaning of Rule 501(a)(1), (2) or (3) under the Securities Act of 1933, as amended (the "Securities Act"), or any entity in which all of the equity owners are accredited investors within the meaning of Rule 501(a)(l), (2) or (3) under the Securities Act (an "Institutional Accredited Investor");

                  (ii) (A) any purchase of the Securities by us will be for our own account or for the account of one or more other Institutional Accredited Investors or a fiduciary for the account of one or more trusts, each of which is an "accredited investor" within the meaning of Rule 501(a)(7) under the Securities Act and for each of which we exercise sole investment discretion or (B) we are a "bank", within the meaning of Section 3(a)(2) of the Securities Act, or a "savings and loan association" or other institution described in Section 3(a)(5)(A) of the Securities Act, that is acquiring the Securities as a fiduciary for the account of one or more institutions for which we exercise sole investment discretion;

                  (iii) in the event that we purchase any of the Securities, we will acquire Securities having a minimum purchase price of not less than $100,000 for our own account or for any separate account described above for which we are acting;

                  (iv) we have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of purchasing the Securities;

                  (v) we are not acquiring the Securities with a view of distribution thereof or with any present intention of offering or selling any of the Securities, except inside the United States in accordance with Rule 144A under the Securities Act or outside the United States in accordance with Regulation S under the Securities Act, as provided below; provided that the disposition or our property and the property of any accounts for which we are acting as fiduciary shall remain at all times within our control; and

                  (vi) we have received a copy of the Offering Circular relating to the offering of the Securities and acknowledge that we have had access to such financial and other information, and have been afforded the opportunity to ask such questions of representatives of the Issuer and receive answers thereto, as we deem necessary in connection with our decision to purchase the Securities.

         We understand that the Securities are being offered in a transaction not involving any public offering within the Untied States within the meaning of the Securities Act and that the Securities have not been and will not be registered under the Securities Act, and we agree, on our own behalf and on behalf of each account for which we acquire any Securities, that if in the future we decide to resell, pledge or otherwise transfer such Securities, such Securities may be offered, resold, pledged or otherwise transferred only (i) inside the United States to a person who we reasonably believe is a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act) in a transaction meeting the requirements of Rule 144A, or (ii) outside the United States in a transaction in accordance with Rule 904 under the Securities Act,
(iii) pursuant to an exemption from registration under the Securities Act provided by Rule 144 thereunder (if available), (iv) pursuant to an effective registration statement under the Securities Act, in each of cases (i) through
(iv) in accordance with any applicable securities laws of any State of the United States or other applicable jurisdiction. We agree to notify any purchaser, pledgee or transferee of such Securities of the restrictions referred to in (i) through (iv) above. We understand that the registrar and transfer agent for the Securities will not be required to accept for registration of transfer any Securities acquired by us, except upon presentation of evidence satisfactory to the Company and the transfer agent that the foregoing restrictions on transfer have been complied with. We further understand that any Securities acquired by us (other than pursuant to Rule 144A) will be in the form of definitive physical certificates and that such certificates will bear a legend reflecting the substance of this paragraph.

         We acknowledge that you, the Company and others will rely upon our confirmations, acknowledgements and agreements set forth herein, and we agree to notify you promptly in writing if any of our representations or warranties herein cease to be accurate and complete.

         THIS LETTER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.



Date: ____________________              ____________________________________
                                        (Name of Purchaser)


                                        By:  ________________________________
                                        Name:
                                        Title:

                                        Address:


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